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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ake Almgren, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that the Quarterly Report of Capstone Turbine Corporation on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Capstone Turbine Corporation.


Date: November 14, 2002                            By: /s/ AKE ALMGREN
                                                       ---------------
                                                   Ake Almgren
                                                   Chief Executive Officer

I, Karen Clark, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that the Quarterly Report of Capstone Turbine Corporation on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Capstone Turbine Corporation.


Date: November 14, 2002                            By: /s/ KAREN CLARK
                                                       ---------------
                                                   Karen Clark
                                                   Chief Financial Officer